EXHIBIT 99.1

[Logo] El Paso Energy                           [Logo] The Coastal Corporation

                        EL PASO ENERGY CORPORATION/
                        COASTAL CORPORATION MERGER
                        ---------------------------------
                        January 2000

       CAUTIONARY STATEMENT REGARDING
         FORWARD-LOOKING STATEMENTS

  This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. The companies have made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, oil and gas prices; general economic and weather conditions in geographic regions or markets served by El Paso Energy and Coastal and their affiliates, or where operations of the companies and their affiliates are located; inability to realize anticipated synergies and cost savings on a timely basis; difficulty in integration of operations; and competition. While the companies make these statements and projections in good faith, neither company nor their managements can guarantee that the anticipated future results will be achieved.
Reference should be made to the companies'
(and their affiliates') Securities and
Exchange Commission filings for additional important factors that may affect actual results.

               INVESTOR NOTICE
     Investors are urged to read the proxy
statement/prospectus which will be included in the Registration Statement on Form S-4 to be filed with the SEC in connection with the proposed merger because it will contain important information. After it is filed with the SEC, the proxy statement/prospectus will be available for free on the SEC's web site (www.sec.gov) and from El Paso Energy
Corporation's office of Investor Relations and Coastal's office of the Corporate Secretary.

     In addition, the identity of the people
who, under SEC rules, may be considered
"participants in the solicitation" of El Paso
Energy shareholders in connection with the proposed merger, and a description of their interests, is available in an SEC filing under Schedule 14A made by El Paso Energy
Corporation on January 18, 2000.

AGENDA

* Transaction Overview
* Strategic Benefits
* Combined Operations Review
* Financal Review
* Summary

[Logo] El Paso Energy                           [Logo] The Coastal Corporation

                        TRANSACTION OVERVIEW
                        ------------------------------------

TRANSACTION SUMMARY

* Stock-for-stock exchange
  * 1.23 El Paso common shares for each Coastal share

* Pooling of interests accounting

* 12 member combined Board of Directors,
   7 from El Paso and 5 from Coastal

* $16 billion transaction value
  * $10 billion equity issued
  * $6 billion debt and preferred equity assumed

COMBINED NORTH AMERICAN GAS AND POWER OPERATIONS

[Graphic Map of United States]
--------------------------------------------
El Paso
--------------------------------------------
- Gas Transmission           O Production
* Gathering/Processing       o Power Plants
--------------------------------------------

COMBINED NORTH AMERICAN GAS AND POWER OPERATIONS

[Graphic Map of United States]
--------------------------------------------
El Paso
--------------------------------------------
- Gas Transmission           O Production
* Gathering/Processing       o Power Plants
--------------------------------------------
--------------------------------------------
Coastal
--------------------------------------------
- Gas Transmission           O Production
* Gathering/Processing       o Power Plants
--------------------------------------------

RELATIVE SIZE OF COMBINED COMPANY
$ Millions

                                            Equity
                     1999E Net    1999E     Market    Enterprise
                      Income      EBITDA     Value       Value
                      ---------------------------------------------

Gas companies:
  El Paso/Coastal     $  920      $ 3,200    $ 18,525  $ 32,325
  Coastal                500        1,500       7,700    13,470
  El Paso                420        1,700       8,520    16,550
  Enron                  902        2,965      40,343    49,422
  Williams Cos.          179        1,717      15,189    23,623

 Utilities:
   Duke Energy         1,297        3,982      19,907    30,849
   PG&E                  723        3,936       8,376    19,588
   Southern Co.        1,337        5,110      16,238    34,277

Source: DLJ Research, enterprise value (other than EPG and CGP) based on 3Q99.

[Logo] El Paso Energy                           [Logo] The Coastal Corporation

                       STRATEGIC BENEFITS
                       _______________________________________

STRATEGIC BENEFITS

* Creates North American gas and power industry leader

* Well-positioned convergence player
  * Integrated from wellhead to electron
  * Scale and market reach to lead industry

* Immediately accretive to EPS in 2001 and 2002; balance sheet and credit enhancing

STRATEGIC BENEFITS

* Enchances P/E multiple
  * Scale to build break out businesses
  * Demand for world scale, large cap companies - the "must own" energy company
  * Cost of capital advantage

COMBINED COMPETITIVE POSITION
Pro Forma 2000
Domestic Natural Gas Value Chain

                                                              ----------
               Production            BP/Amoco                          |
                                     Exxon/Mobil                       |
                                  #3 El Paso      Burlington           |
                                                                       |
                                                                       |
                Processing           Duke                              |
                                  #2 El Paso                       THE ONLY
                                     Williams                      TOP TIER
                                                                   PLAYER IN
                Transmission      #1 El Paso      Enron          EVERY SEGMENT
                                     Williams     Columbia             |
                                     Duke         CMS                  |
                                                                       |
                Wholesale            Enron                             |
                Marketing         #2 El Paso      Duke                 |
                                     Southern     Dynegy               |
                                                                       |
                                                                       |
                Merchant Power       Southern     AES                  |
                                     Edison       El Paso #5           |
                                     Duke         PG&E                 |
                                                                       |
                                                                       |
                                                                       |
                                                             ___________

RELATIVE VALUATION DATA
$ Millions

                              Equity    Projected
                              Market    5-year EPS  Dividend   2000 P/E
                              Value    Growth Rate    Yield    Multiple
-------------------------------------------------------------------------
El Paso/Coastal Pro Forma   $  18,525   Over 15%       2.2%       15.1x


Super Majors
  Exxon Mobil               $289,042         10%       2.1%       25.7x
  Royal Dutch Shell          218,609          8        2.5        24.9
  BP Amoco                   183,668          5        2.5        23.6

Majors
  Chevron                   $ 56,931         11%       2.9%       19.5x
  Texaco                      31,836          7        3.1        17.4
  Conoco                      15,750          9        3.0        16.1

Power and Gas
  Enron                     $ 40,343         15%       1.3%       38.1x
  Duke Energy                 19,907          8        4.1        13.4
  AES                         15,995         20        0.0        24.6

[Logo] El Paso Energy                           [Logo] The Coastal Corporation


                                COMBINED OPERATIONS REVIEW
                                ----------------------------------------------

HIGHER GROWTH PROSPECTS FOR EVERY BUSINESS SEGMENT

* Scale

* Skills

* Geographic reach

* Opportunity set

2000E EBIT CONTRIBUTION
$ Millions

    El Paso
    Stand-alone
    -----------
    [Pie graph]

    58%  Natural Gas Transmission
    11%  Field Services
    18% Merchant Energy & Power
    14% Production
    ------
    $1,400
    ------

    Coastal
    Stand-alone
    -----------
    [Pie graph]

    35% Natural Gas Transmission
     6% Field Services
    18% Merchant Energy & Power
    27% Production
    14% Refining & Other
    -------
    $1,200
    -------

    Combined
    Company
    -----------
    [Pie graph]

    47% Natural Gas Transmission
     9% Field Services
    18% Merchant Energy & Power
    20% Production
     6% Refining & Other
    --------
    $2,600
    --------

OPERATIONS OVERVIEW

* Natural gas transmission

* Field services

PIPELINES

* Strongest group of assets in the world - best markets and best supply access

* Extremely favorable macro trends

  * Growing power generation demand for gas
  * Environmentally preferred fuel

* CIG, Southern Natural Gas and Tennessee Gas
  Pipelines all essentially fully contracted

* Significant long-term upside on ANR and El Paso Natural Gas

* Growing inventory of expansion projects

* 2-5% growth plus significant free cash flow

COMBINED PIPELINES

[Map of United States showing El Paso pipelines]

COMBINED PIPELINES

[Map of United States showing El Paso and Coastal pipelines]

CURRENTLY PROPOSED PROJECTS

[Map of United States showing El Paso and Coastal pipelines]

Total Generation      165,000 MW
Gas Fired                   98%

NERC REGION COVERAGE
PRESENCE IN ALL NERC REGIONS

[Map of United States showing coverage]
[Regions listed]
WSCC           MAPP            MAIN
NPCC           ECAR            MAAC
SPP            SERC            ERCOT
FRCC

FIELD SERVICES

* Leading asset position in the fastest growing producing areas:
  Rockies, South Texas, Gulf of Mexico and San Juan Basin

* Large combined E&P company will expand opportunity set significantly

* Increased potential to grow El Paso Energy Partners

* Significant integration opportunities

COMBINED FIELD SERVICES

[Map of United States showing El Paso coverage]

El Paso
- Gathering     --- Offshore
* Processing

COMBINED FIELD SERVICES

[ Map of United States showing Coastal and El Paso coverage]

- Gathering     --- Offshore
* Processing

1999E FIELD SERVICES PROFILE


                                El Paso      Coastal      Combined
                                -----------------------------------
Miles of gathering               11,000        4,000       15,000

Gathering throughput (BBTu/d)     4,420        1,000        5,420

Processing and treating plants       11           15           26

Processing throughput (BBTU/d)    1,030          525        1,555

Total throughput (BBTu/d)         5,450        1,525        6,975

NGL production (Bbls/d)          60,000       55,000       115,000

OPERATING REVIEW

* PRODUCTION

* MERCHANT ENERGY AND POWER

* REFINING

1999E COMBINED U.S. RESERVE PROFILE
Bcfe

                         El Paso     Coastal     Combined     % of Total
                         _______________________________________________
Gulf Coast Onshore        1,130        1,340         2,470          49

Offshore                    275          810         1,085          22

Rockies                       -        1,460         1,460          29
                         ________________________________________________
  Total                   1,405        3,610         5,015         100%
                         ================================================

2000E production            240          375           615           --

% hedged                     90%          20%           48%          --

PROFILE

* Key areas of technical leadership

  * Deep drilling
  * Completion procedures
  * Seismic processing and interpretation

* Strong positions in highest growth areas - South Texas, Rockies, and coalbed methane

* Huge backlog of development projects

* Several large emerging plays - Gulf of Mexico tight sands, James Lime, Big Ticket, horizontal Castlegate, Bossier sand

E&P STRATEGY

* Manage for value creation and return
  * Strict criteria
  * Earnings focus

* Aggressively hedge price risk

* Build synergies with other El Paso segments

E&P/FIELD SERVICES SYNERGIES
$ Millions

                                                Annual Revenue
                                                   Potential
_______________________________________________________________

 Raton Basin Pipeline                              $ 5-10

 James Lime Gathering                                6-8

 CBM Gathering/Pipeline                              5-7

 Alabama Intrastate                                  2-5
                                                ______________
                                                  $18 - $30

OUTLOOK

* Sustainable production growth at attractive finding and development costs

* Free cash flow generator

* Limit earnings volatility

  * Price hedging

  * Maintain large project inventory

MERCHANT ENERGY AND POWER

* Expanded asset base for Project Electron

* Combines El Paso gas and power marketing with strong, asset-based crude oil operation

* Significant equity gas position

* Scale of company will enhance growth

* Over $50 MM in identified incremental revenues

MERCHANT ENERGY REVENUE SYNERGIES
$ Millions
                                                Annual Revenue
                                                   Potential
                                               _________________

Power plant restructuring                          $ 10 - 15
Structured gas transaction                           10 - 20
Equity gas marketing/hedging                         10 - 25
Long fuel supply transactions                        20 - 30
Incremental power marketing                          20 - 40
 (Tolling, financing, and reverse NUG)
                                                 ----------------
                                                   $ 70 - 130

INTERNATIONAL

* Highly complementary asset positions

* Fuel terminals provide strong potential synergies

  * Southeast Asia
  * Latin America

* Advances strategy to build regional businesses

COMBINED POWER GENERATION PROFILE

                         El Paso     Coastal       Combined
                         ___________________________________

Number of plants             50          18             68

Gross power (MW)
  Domestic                5,420       2,040          7,460
  International           7,710       1,850          9,560
                        ___________________________________
Total                    13,130       3,890         17,020
                        ===================================

Net power (MW)
  Domestic                3,520       1,130          4,650
  International           2,450         890          3,340
                         -----------------------------------
Total                     5,970       2,020          7,990
                         ===================================

COMBINED OPERATIONS

[Graphic of Map of World with El Paso operations]

El Paso
o  E&P Assets
[] Power Plants
+  Pipelines

[Graphic of Map of World with El Paso and Coastal operations]

El Paso
o  E&P Assets
[] Power Plants
+  Pipelines

Coastal
o  E&P Assets
^  Terminaling
[] Power Plants
+  Pipelines

COASTAL REFINING

* Three principal refineries with 540,000 BOPD capacity (2000E)

* 6% of combined company EBIT

* Ability to process heavier crude oils provides cost advantage

* Successful program to enhance profitability and reduce volatility

  * Aruba expansion
  * Crude supply agreements at Aruba and Eagle Point

* Aggressively hedge price risk

[Logo] El Paso Energy                           [Logo] The Coastal Corporation

                              FINANCIAL REVIEW
                              ----------------------------------------------

COMBINED FINANCIAL STATISTICS
$ Millions
                                                              Pro Forma
1999E                    El Paso            Coastal           Combined
__________________________________________________________________________

Revenues                  $10,600              $7,600            $18,200
EBIT                        1,100                 990              2,090
EBITDA                      1,700               1,500              3,200
Net income                    420                 500                920

Year-end 1999E
__________________________________________________________________________
Total assets              $16,800             $14,700             $31,500

Total debt                  6,340               5,020              11,360
Preferred & minority int.   1,690                 750               2,440
Common equity*              8,520               7,700              18,525
                          -------------------------------------------------
                          $16,550             $13,470             $32,325

1999 YE shares outstanding    230                 214                  499

* Based on 1/14/00 closing prices of $37.125 for EPG and $36 for CGP

POSITIVE PRO FORMA CREDIT IMPACT

                               El Paso         Combined Company
                             Stand-alone          Pro Forma
_______________________________________________________________________

Total Debt/Total Capital         57.8%                54.9%

Net Debt/ EBITDA                  3.8x                 3.6x

EBITDA/Interest                   3.7x                 3.9x

COST SAVING COMPARISON
Synergies as Percent of Total O&M
$ Millions

[Chart]

El Paso Restructuring

$100 Synergies
$300 Total O&M 33%

Tenneco

$150 Synergies
$600 Total O&M 25%

Sonat

$100 Synergies
$300 Total O&M 33%

Coastal

$200 Syneries
$1,200 Total O&M 17%

COMMODITY PRICE SENSITIVITY:
EPS SENSITIVITY ANALYSIS
                                     2001E          Target (Hedged Basis)
                                  ________________________________________
                                      $     %              $         %
__________________________________________________________________________
El Paso stand-alone
  $0.10/McF natural gas            +$0.05  +1.8%           -         -
                                   -       -
Combined company
  $0.10/Mcf natural gas            +$0.08  +2.7%           +$0.04    +1.3%
                                   -       -               -         -

$0.25/Bbl 2-1-1 crack spread       +$0.05  +1.6%           +$0.025   +0.8%
                                   -       -               -         -

[Logo] El Paso Energy                           [Logo] The Coastal Corporation

                            SUMMARY
                           ----------------------------------------------------

EIGHT YEARS OF ACCELERATING
EL PASO ENERGY GROWTH
$ and Shares Outstanding in Millions

                                                    Post
                            Post        Post       Sonat     Pro Forma
                            IPO        Tenneco     Merger     Coastal
                          3/31/92      12/31/96   12/31/99E    Merger
----------------------------------------------------------------------------
Total assets               $ 2,081     $ 8,843     $16,800     $31,500
Shares outstanding              74         111         230         499
Equity Market value        $   844     $ 2,791     $ 8,520     $18,525
Total enterprise value     $ 1,481     $ 6,182      $16,550    $32,325

STOCK PRICE APPRECIATION
As of December 31, 1999

[Graph]

EPG         309%
S&P 500     264%
S&P Natural 226%
                                  S&P Natural
                      EPNG           Gas           S&P 500
                      0.00%          0.00%           0.00%
12/31/1992           63.00%         21.00%           8.00%
12/31/1993           89.00%         39.00%          15.00%
12/31/1994           61.00%         28.00%          14.00%
12/31/1995           51.00%         76.00%          52.00%
12/31/1996          166.00%        127.00%          83.00%
12/31/1997          250.00%        162.00%         140.00%
12/31/1998          266.00%        180.00%         204.00%
12/31/1999          309.00%        226.00%         264.00%

EBIT GROWTH
                   Pro Forma          2000-
                   Combined           2001
   Segment           2000E        Growth Rate       Comments
------------------------------------------------------------------------------
Pipelines           $1,240            3-5%        Existing expansion

Production             520           12-16%       Built-in production growth

Merchant Energy
  and Power            460           20-30%       Project Electron: revenue
                                                  synergies; international
                                                  ramp-up

Field Services         220           20-30%       Growing volumes plus
                                                  continued acquisitions and
                                                  revenue synergies

Refining and Other     160           20-25%       Full year of Aruba expansion
                  ------------------------------------------------------------
                    $2,600           15-20%       Includes full-year synergies

SIGNFICANT ACCRETION
FROM COMBINATION


---------------------------------------------------------------------------
               OVER 5% EPS ACCRETION IN 2001 AND 2002

               VERSUS EL PASO STAND-ALONE
---------------------------------------------------------------------------

[Logo] El Paso Energy

                        EL PASO ENERGY CORPORATION/
                        COASTAL CORPORATION MERGER
                        ---------------------------------
                        January 2000